UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-12

                CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

            (Names of Co-Registrants As Specified in their Charters)

Payment of Filing Fee (Check the appropriate box):

[X]    No Fee Required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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               PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

                                                                 [CLAYMORE LOGO]
                                 CLAYMORE GROUP
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532

                               November [o], 2009
Dear Shareholder:

         I am writing to inform you that Claymore Group Inc. ("Claymore Group") has merged with an indirect subsidiary of Guggenheim Partners, LLC (the "Transaction"). As a result of the Transaction, Claymore Group, and its associated entities, including your fund's investment adviser, Claymore Advisors, LLC (the "Adviser"), are now indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim"). Guggenheim is also the parent of your fund's investment sub-adviser, Guggenheim Partners Asset Management, Inc. ("GPAM").

         Upon the closing of the Transaction, the investment advisory agreement between the Adviser and your fund automatically terminated pursuant to its terms. In addition, although the Transaction did not directly involve GPAM, which has been and continues to be a subsidiary of Guggenheim, consummation of the Transaction and the termination of the advisory agreement resulted in the termination of the investment sub-advisory agreement between your fund, the Adviser and GPAM pursuant to its terms.

         The Adviser and GPAM continue to provide services to your fund on an interim basis, as permitted by the Investment Company Act of 1940. However, in order for the Adviser and GPAM to continue to provide services to your fund beyond the interim period, Shareholders are being asked to approve a new investment advisory agreement between the Adviser and your fund and a new investment sub-advisory agreement between the Adviser, GPAM and your fund. Important facts about the Transaction are:

         o The Transaction has no effect on the number of fund shares you own or the value of those shares.

         o Subject to Shareholder approval, the Adviser will continue to provide investment advisory services to your fund, and GPAM will continue to provide investment sub-advisory services to your fund.

         o Your fund's contractual advisory fee rate and sub-advisory fee rate will not increase.

         o There are no material differences between the terms of the proposed new investment advisory agreement and the terms of the prior investment advisory agreement and between the terms of the proposed new investment sub-advisory agreement and the terms the prior investment sub-advisory agreement.

         The enclosed Notice of Annual of Shareholders and Proxy Statement set forth information relating to the proposals to be addressed at the annual meeting of Shareholders of your fund. The Board of Trustees of your fund believes that the proposals set forth in the Notice of Annual of Shareholders are important and recommends that you read the enclosed materials carefully. AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF YOUR FUND HAS APPROVED EACH PROPOSAL AND RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

         Your vote is important. I encourage all Shareholders to participate in the governance of your fund. Please take a moment now to vote--either by completing and returning the enclosed proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the Internet.

         Claymore has retained The Altman Group, a professional proxy solicitation firm, to assist in the solicitation of proxies. As the meeting date approaches, if you do NOT vote, you may receive a phone call from them asking you to vote. If you have any questions concerning the proxy, please feel free to call (800) - .

                                                          Respectfully,

                                                          David C. Hooten
                                                          Chairman
                                                          Claymore Group, Inc.


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[GPAM LOGO]                                                      [CLAYMORE LOGO]


                CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 12, 2010

         Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Shares"), of Claymore/Guggenheim Strategic Opportunities Fund (the "Fund") that the annual meeting of shareholders of the Fund (the "Meeting") will be held at the offices of Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532 on January 12, 2010, at [o] [a.m./p.m.], Central time. The Meeting is being held for the following purposes:

         1. To approve a new investment advisory agreement between the Fund and Claymore Advisors, LLC;

         2. To approve a new investment sub-advisory agreement between the Fund, Claymore Advisors, LLC and Guggenheim Partners Asset Management, Inc.;

         3. To elect two Trustees as Class I Trustees to serve until the Fund's annual meeting of Shareholders for the Fund's fiscal year ending May 31, 2012, or until his successor shall have been elected and qualified; and

         4. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         THE BOARD OF TRUSTEES OF THE FUND (THE "BOARD"), INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT, FOR APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT AND FOR THE ELECTION OF EACH TRUSTEE NOMINEE NOMINATED BY THE BOARD AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

         The Board has fixed the close of business on November 12, 2009 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting. We urge you to complete, sign, date and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Meeting.

                                              /s/ J. Thomas Futrell
                                              ----------------------------------
                                              J. Thomas Futrell
                                              on behalf of the Board of Trustees
                                              Lisle, Illinois

November [o], 2009

   IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR
    BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF YOU ARE VOTING BY MAIL PLEASE SIGN, DATE AND
 RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF
    YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED.
     MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR
           THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED
                           ON THE PROXY CARD) TODAY.


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                CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

                             ----------------------


                                 PROXY STATEMENT

                             ----------------------

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JANUARY 12, 2010

         This proxy statement (the "Proxy Statement") is furnished to holders of common shares of beneficial interest, par value $0.01 per share ("Shares"), of Claymore/Guggenheim Strategic Opportunities Fund (the "Fund") in connection with the solicitation by the Board of Trustees of the Fund (the "Board") of proxies to be voted at the annual meeting of Shareholders of the Fund to be held on January 12, 2010, and any adjournments or postponements thereof (the "Meeting"). The Meeting will be held at the offices of Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, on January 12, 2010 at [o] [a.m./p.m.] Central time. Holders of Shares are referred to herein as "Shareholders."

         This Proxy Statement gives you information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Meeting"). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission ("SEC"). If there is anything you don't understand, please contact us at our toll-free number:
(800) - - .

         THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO CLAYMORE SECURITIES, INC., 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, (800) - - .

         The Notice of Meeting, this Proxy Statement and the enclosed proxy card are first being sent to Shareholders on or about November [o], 2009.

         While we strongly encourage you to read the full text of this Proxy Statement, we are also providing you the following brief overview of the proposals addressed in this Proxy Statement (the "Proposals"), in a Question and Answer format, to help you understand and vote on the Proposals. Your vote is important. Please vote--either by completing and returning the enclosed proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the Internet.

o        WHY IS THE FUND SENDING ME THIS INFORMATION?

         You are receiving these materials because on November 12, 2009 (the "Record Date") you owned Shares of the Fund and, as a result, have a right to vote on the Proposals and are entitled to be present and to vote at the Meeting or any adjournments or postponements thereof. Each Share is entitled to one vote on each Proposal.

o        WHY IS THE MEETING OF SHAREHOLDERS BEING HELD?

         The Fund's Shares are listed on the New York Stock Exchange (the "NYSE"), which requires the Fund to hold an annual meeting of Shareholders to elect Trustees each fiscal year. Shareholders of the Fund are being asked to vote at the Meeting to elect two Trustees as Class I Trustees (Mr. Randal C. Barnes and Mr. Kevin M. Robinson are the nominees) to serve until the Fund's 2012 annual meeting of Shareholders or until their respective successors shall have been elected and qualified.

o WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A NEW ADVISORY AGREEMENT AND NEW SUB-ADVISORY AGREEMENT?

         Claymore Group Inc. ("Claymore Group") is the parent of the Fund's investment adviser, Claymore Advisors, LLC ("Claymore" or the "Adviser"). The Adviser and the Fund have retained Guggenheim Partners Asset Management, Inc. ("GPAM" or the "Sub-Adviser") as investment sub-adviser.

         Claymore Group entered into an agreement and plan of merger pursuant to which Claymore Group would merge with an indirect wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"), with Claymore Group being the surviving company and becoming an indirect subsidiary of Guggenheim (the "Transaction"). Guggenheim is also the parent of GPAM, however, the Transaction did not directly involve GPAM, which has been and continues to be a subsidiary of Guggenheim.

         The Transaction was completed on October 14, 2009 (the "Closing Date"), at which time Claymore Group and its associated entities, including the Adviser, became indirect wholly-owned subsidiaries of Guggenheim. The Transaction constituted an "assignment," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the investment advisory agreement between the Adviser and the Fund (the "Prior Advisory Agreement"), which resulted in the automatic termination of the Prior Advisory Agreement pursuant to its terms. The Transaction and the termination of the Prior Advisory Agreement also resulted in the termination of the sub-advisory agreement among the Adviser, GPAM and the Fund (the "Prior Sub-Advisory Agreement.")

         As permitted pursuant to Rule 15a-4 under the 1940 Act, the Board (including, with respect to each agreement, a majority of the trustees who are not parties to such agreement or interested persons of any such party (with respect to each respective agreement, the "Independent Trustees")) has approved an interim investment advisory agreement between the Adviser and the Fund (the "Interim Advisory Agreement") and an interim investment sub-advisory agreement among the Adviser, the Sub-Adviser and the Fund (the "Interim Sub-Advisory Agreement"). The Interim Advisory Agreement and Interim Sub-Advisory Agreement became effective on the Closing Date. Pursuant to such agreements, the Adviser and the Sub-Adviser may continue to serve the Fund in such capacities on an interim basis for up to 150 days following the Closing Date, pending receipt of Shareholder approval of new agreements.

         Therefore, in order for the Adviser to continue serving as the Fund's investment adviser and the Sub-Adviser to continue serving as the Fund's investment sub-adviser following the expiration of the 150 day interim period, Shareholders must approve:

         (i) a new investment advisory agreement between the Adviser and the Fund (the "New Advisory Agreement"); and

         (ii) a new investment sub-advisory agreement among the Adviser, the Sub-Adviser and the Fund (the "New Sub-Advisory Agreement").

o        HOW DOES THE TRANSACTION AFFECT THE FUND?

         Your investment in the Fund does not change as a result of the Transaction. You still own the same Shares in the Fund, and the net asset value of your investment does not change as a result of the Transaction. Further, the Transaction does not result in any change in the Fund's investment objectives or principal investment strategies.

o        HOW DOES THE NEW ADVISORY AGREEMENT COMPARE WITH THE PRIOR ADVISORY
         AGREEMENT?

         The New Advisory Agreement, if approved by Shareholders of the Fund, will still be with the Adviser and there will be no material differences between the terms of the New Advisory Agreement and the terms of the Prior Advisory Agreement.

o HOW DOES THE NEW SUB-ADVISORY AGREEMENT COMPARE WITH THE PRIOR SUB-ADVISORY AGREEMENT?

         The New Sub-Advisory Agreement, if approved by Shareholders of the Fund, will still be with the same Sub-Adviser and there will be no material differences between the terms of the New Sub-Advisory Agreement and the terms of the Prior Sub-Advisory Agreement.

         Guggenheim is also the parent of GPAM, however, the Transaction did not directly involve GPAM, which has been and continues to be a subsidiary of Guggenheim. The Transaction does not affect the management or control of GPAM.

o        WILL THE FUND'S FEES FOR INVESTMENT ADVISORY SERVICES INCREASE?

         No. The advisory fee rate currently payable by the Fund to the Adviser and the sub-advisory fee rates payable to the Sub-Adviser will not change.

o        WILL YOUR VOTE MAKE A DIFFERENCE?

         YES! Your vote is important to ensure that the Proposals can be acted upon at the Meeting. Additionally, your immediate response will help save on the costs of any future solicitations of Shareholder votes for the Meeting. We encourage all Shareholders to participate in the governance of the Fund.

o        WHO IS ASKING FOR YOUR VOTE?

         The enclosed proxy is solicited by the Board for use at the Meeting to be held on January 12, 2010, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Meeting.

o        HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSAL?

         The Board, including the Independent Trustees, recommends that you vote "FOR" approval of the New Advisory Agreement, "FOR" approval of the New Sub-Advisory Agreement and "FOR" the election of each of the Trustee nominees of the Board (Mr. Randall C. Barnes and Mr. Kevin M. Robinson).

o        HOW DO YOU CAST YOUR VOTE?

         Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Meeting. Information regarding how to vote via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with Shareholders' respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

         If you wish to attend the Meeting and vote in person, you will be able to do so. You may contact [o] at (800) - - to obtain directions to the site of the Meeting.

         Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but do not fill in a vote, your Shares will be voted in accordance with the Board's recommendations. If any other business is brought before the Meeting, your Shares will be voted at the proxies' discretion.

         Shareholders who execute proxies or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

         Broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposal. Under current interpretations of the NYSE, broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer's Shares on a Proposal. A signed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner's Shares are to be voted on a proposal will be deemed to be an instruction to vote such Shares in favor of such Proposal. If any other business is brought before the Meeting, your Shares will be voted at your proxy holder's discretion.

         Therefore, if you beneficially own Shares that are held in "street name" through a broker-dealer or that are held of record by a service organization, and if you have not given or do not give voting instructions for your Shares, your Shares may not be voted at all or may be voted in a manner that you may not intend. You are strongly encouraged to be sure your broker-dealer or service organization has instructions as to how your Shares are to be voted.

o        WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

         The New Advisory Agreement and the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of the majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy if holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

         The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Meeting at which a quorum is present is necessary to elect each Trustee nominee.

o        HOW MANY SHARES OF THE FUND WERE OUTSTANDING AS OF THE RECORD DATE?

         At the close of business on the Record Date, the Fund had [o] Shares outstanding.

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PROPOSAL 1:    APPROVAL OF THE NEW ADVISORY AGREEMENT

BACKGROUND AND THE TRANSACTION

         The Adviser serves as the investment adviser for the Fund and is responsible for the Fund's management. The Adviser is a wholly-owned subsidiary of Claymore Group, a privately-held financial services company offering unique investment solutions for financial advisors and their valued clients. Based in Lisle, Illinois, Claymore Group entities have provided supervision, management and/or servicing on approximately $13.3 billion in assets, as of September 30, 2009.

         On July 17, 2009, Claymore Group entered into an agreement and plan of merger which governs the Transaction (the "Merger Agreement"), subsequently amended on August 18, 2009, with two newly formed, wholly-owned subsidiaries of Guggenheim, GuggClay Acquisition, Inc. ("Acquisition Corporation") and an intermediate holding company ("Holdings," Holdings and Acquisition Corporation being collectively referred to as the "Acquisition Subsidiaries"). On August 18, 2009, Guggenheim also agreed to arrange for substantial additional equity and debt financing to Claymore Group, in an aggregate of up to approximately $37 million, which was intended to be available prior to and regardless of whether the Transaction was consummated. The equity financing, which closed in September 2009, consisted of approximately $11.7 million for newly-issued common stock of Claymore Group representing, on a fully diluted basis, 24.9% of the outstanding common stock of Claymore Group. The debt financing consisted of up to $25 million of subordinated loans, which was in addition to the up to $20 million of subordinated loans to Claymore Group previously arranged by affiliates of Guggenheim as interim financing for working capital and for inventory purchases in connection with Claymore Group's investment supervisory business (all such subordinated loans being collectively referred to as the "Debt Financing"). The Debt Financing could be drawn upon by Claymore Group pursuant to its terms and is due three years from the issuance date, provided, however, that any such Debt Financing drawn upon by Claymore Group shall become immediately due upon certain breaches of covenants and upon any change of control of Claymore Group.

         On the Closing Date, October 14, 2009, the Transaction was consummated and Claymore Group and its associated entities, including the Adviser, became indirect subsidiaries of Guggenheim. Acquisition Corporation merged with and into Claymore Group, with Claymore Group being the surviving corporation. All shares of Claymore Group common stock issued and outstanding immediately prior to the Transaction (except those held by the Acquisition Subsidiaries or dissenting stockholders or held in treasury) were cancelled and converted into the right to receive an aggregate cash payment of approximately $39 million. All shares of Claymore Group common stock held prior to the Transaction by the Acquisition Subsidiaries or held in treasury immediately prior to the Transaction were cancelled without payment. All shares of Acquisition Corporation were converted into common stock of Claymore Group.

GUGGENHEIM

         Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision and 800 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 20 cities in the U.S., Europe and Asia. Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Merchant banking activities include its portfolio of investments in funds managed by it, joint venture business investments, and new business launch activities not integrated into other primary operating businesses. Guggenheim is also the parent of GPAM, however, the Transaction did not directly involve GPAM, which has been and continues to be a subsidiary of Guggenheim.

PRIOR ADVISORY AGREEMENT

         The Adviser served as the investment adviser for the Fund pursuant to the Prior Advisory Agreement. The Prior Advisory Agreement was dated July 26, 2007, and was approved by the sole Shareholder of the Fund on July 9, 2007. The continuation of the Prior Advisory Agreement was last approved by the Board on May 4, 2009.

         Pursuant to the Prior Advisory Agreement, the Fund paid to the Adviser as full compensation for all services rendered by the Adviser as such, a monthly fee in arrears at an annual rate equal to 1.00% of the Fund's average daily Managed Assets. As used in each of the Prior Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement, "Managed Assets" of the Fund is defined as the total assets of the Fund (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). Managed Assets shall include assets attributable to financial leverage of any kind, including, without limitation, borrowing (including through a credit facility, the issuance of debt securities or the purchase of residual interest bonds), the issuance of preferred securities, the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or any other means. The Fund paid advisory fees equal to $1,690,591 to the Adviser during the Fund's fiscal year ended May 31, 2009. Out of the advisory fees received by the Adviser, the Adviser pays sub-advisory fees to the Sub-Adviser as discussed under "Proposal 2: Approval of the New Sub-Advisory Agreement."

         The Prior Advisory Agreement provided for its automatic termination in the event of an "assignment," as defined in the 1940 Act. The closing of the Transaction resulted in a change in control of Claymore Group and, ultimately, its subsidiary the Adviser, which was deemed an "assignment" of the Prior Advisory Agreement resulting in its termination. The Transaction is not, however, expected to result in a change in the persons responsible for the management of the Fund or in the operations of the Fund or in any changes in the investment approach of the Fund.

INTERIM ADVISORY AGREEMENT

         Rule 15a-4 under the 1940 Act permits the Board (including a majority of the Independent Trustees) to approve and enter into an Interim Advisory Agreement pursuant to which the Adviser may serve as investment adviser to the Fund for up to 150 days following the Closing Date, pending receipt of Shareholder approval of the New Advisory Agreement.

         Based upon the considerations described below under "--Board Considerations," the Board, including the Independent Trustees, approved the Interim Advisory Agreement on September 28, 2009. In approving the Interim Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Prior Advisory Agreement. The compensation to be received by the Adviser under the Interim Advisory Agreement is not greater than the compensation the Adviser would have received under the Prior Advisory Agreement.

         The Interim Advisory Agreement became effective upon the Closing Date. There are no material differences between the terms of the Interim Advisory Agreement and the terms of the Prior Advisory Agreement and the New Advisory Agreement, except for those provisions in the Interim Advisory Agreement which are necessary to comply with the requirements of Rule 15a-4 under the 1940 Act. The provisions of the Interim Advisory Agreement required by Rule 15a-4 under the 1940 Act include:

         (i) the Interim Advisory Agreement terminates upon the earlier of the 150th day following the Closing Date or the effectiveness of the New Advisory Agreement;

         (ii) the Board or a majority of the Fund's outstanding voting securities may terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the Adviser;

         (iii) the compensation earned by the Adviser under the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian or a bank;

         (iv) if a majority of the Fund's outstanding voting securities approve the Fund's New Advisory Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the Adviser; and

         (v) if a majority of the Fund's outstanding voting securities do not approve the Fund's New Advisory Agreement, the Adviser will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

NEW ADVISORY AGREEMENT

         It is proposed that the Adviser and the Fund enter into the New Advisory Agreement, to become effective upon the date of Shareholder approval. Under Section 15(a) of the 1940 Act, the New Advisory Agreement requires the approval of (i) the Board, including a majority of the Independent Trustees, and
(ii) the Shareholders of the Fund. It was a condition of the Merger Agreement that the Board, including a majority of the Independent Trustees, approve the New Advisory Agreement, on terms no less favorable to the Adviser, taken as a whole, than the Prior Advisory Agreement. In the event that the Shareholders of the Fund do not approve the New Advisory Agreement, the Adviser may continue to act as the investment adviser pursuant to the Interim Advisory Agreement for a period of up to 150 days following the Closing Date. In such event, the Board will determine a course of action believed by the Board to be in the best interests of the Fund and its Shareholders.

         Based upon the considerations described below under "--Board Considerations," the Board, including the Independent Trustees, approved the New Advisory Agreement on September 28, 2009.

         There are no material differences between the terms of the New Advisory Agreement and the terms of the Prior Advisory Agreement. A form of the New Advisory Agreement is attached as Appendix A hereto and the description of the New Advisory Agreement is qualified in its entirety by reference to Appendix A hereto.

         Duties and Obligations. The New Advisory Agreement provides that subject to the direction and control of the Fund's Board, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets, (ii) supervise the investment program of the Fund and the composition of its investment portfolio, and (iii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund. The New Advisory Agreement provides that in performing its duties, the Adviser may delegate some or all of its duties and obligations under the New Advisory Agreement to one or more investment sub-advisers or investment managers. In addition, the New Advisory Agreement provides that the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's other service providers), as described in the New Advisory Agreement, to the extent requested by the Fund. The duties and obligations of the Adviser under the New Advisory Agreement are identical to the duties and obligations of the Adviser under the Prior Advisory Agreement.

         Compensation. The New Advisory Agreement does not result in any change in the advisory fee rate paid by the Fund. Pursuant to the New Advisory Agreement, the Fund pays to the Adviser as full compensation for all services rendered by the Adviser as such, a monthly fee in arrears at an annual rate equal to 1.00% of the Fund's average daily Managed Assets. The Adviser bears all costs and expenses of its employees and any overhead incurred in connection with its duties under the New Advisory Agreement and bears the costs of any salaries or trustees fees of any officers or trustees of the Fund who are affiliated persons (as defined in the 1940 Act) of the Adviser. These provisions of the New Advisory Agreement, including the advisory fee rates, are identical to provisions of the Prior Advisory Agreement.

         Term and Termination. Assuming approval by Shareholders, the New Advisory Agreement shall continue for an initial term of one year, provided, however, that each Board intends to consider the continuation of the New Advisory Agreement during such one year term. Thereafter, the New Advisory Agreement shall continue in effect from year to year after the initial term if approved annually (i) by the Fund's Board or the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Trustees who are not "interested persons" of any party to the New Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated (i) by the Fund at any time, without the payment of any penalty, upon giving the Adviser 60 days' written notice, or (ii) by the Adviser on 60 days' written notice. The New Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act. The length of the initial term of the Prior Advisory Agreement was two years. Except with respect to the length of the initial term, these provisions of the New Advisory Agreement are identical to provisions of the Prior Advisory Agreement.

         Limitation of Liability. The New Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or by the Fund in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the New Advisory Agreement. These provisions of the New Advisory Agreement are identical to provisions of the Prior Advisory Agreement.

         Use of the Name "Claymore." The New Advisory Agreement provides that the Adviser has consented to the use by the Fund of the name or identifying word "Claymore" in the name of the Fund and that the Adviser may require the Fund to cease using "Claymore" in the name of the Fund if the Fund ceases to employ, for any reason, the Adviser. These provisions of the New Advisory Agreement are identical to provisions of the Prior Advisory Agreement.

SECTION 15(F) OF THE 1940 ACT

         Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the investment company as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three-year period immediately following consummation of the change of control transaction, at least 75% of the investment company's board of directors or trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

         Consistent with the first condition of Section 15(f), the Adviser and the Acquisition Subsidiaries have agreed that they will use their reasonable best efforts to ensure that there is no "unfair burden" imposed on the Fund as a result of the Transaction. With respect to the second condition of Section 15(f), the Adviser and the Acquisition Subsidiaries have agreed that they will use their reasonable best efforts to comply with and cause the Fund to conduct its business to ensure that for a period of three years after the closing of the Transaction at least 75% of the trustees of the Fund will not be "interested persons" (as defined in the 1940 Act) of the Adviser or Guggenheim. The Fund currently meets this condition. Therefore, the Adviser and the Acquisition Subsidiaries represented to the Board that that no unfair burden would be imposed on the Fund as a result of the Transaction.

BOARD CONSIDERATIONS

         Prior Advisory Agreement. On May 4, 2009, the Board, including Independent Trustees, met to consider the renewal of the Prior Advisory Agreement. As part of its review process, a Committee of the Board, consisting solely of the Independent Trustees (each sometimes referred to in this Section as the "Committee"), was represented by independent legal counsel. The Board reviewed materials received from the Adviser and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

         In preparation for its review of the Prior Advisory Agreement, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information. The Adviser provided extensive information in response to the request. Among other information, the Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability of Prior Advisory Agreement to the Adviser and the compliance program of the Adviser.

         Based upon its review, the Committee and the Board concluded that it was in the best interest of the Fund to renew the Prior Advisory Agreement. In reaching this conclusion, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors, including the nature, extent and quality of services provided by the Adviser, advisory fees, performance, profitability, economies of scale and other benefits to the Adviser. The specific factors considered by the Board will be described in further detail in the Fund's semi-annual report to Shareholders for the period ending November 30, 2009. The Fund will furnish, without charge, a copy of such semi-annual report to Shareholders, when available, to any Shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, (800) ___-____.

         Interim Advisory Agreement and New Advisory Agreement. Provided below is an overview of the primary factors the Board considered in connection with the review of the Interim Advisory Agreement and the New Advisory Agreement. The Board, including the Independent Trustees, approved the Interim Advisory Agreement and the New Advisory Agreement.

         The Board reviewed materials received from the Adviser, Guggenheim and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund. Earlier this year, the Adviser informed the Board that it was in discussions with Guggenheim concerning a strategic transaction, including a potential sale of a controlling interest in the Adviser. The Adviser provided periodic reports to representatives of the Board as to the status and nature of such discussions with Guggenheim and the Adviser's operating and financial results. In the spring of 2009, the Adviser informed the Board that Guggenheim had arranged up to $20 million of subordinated loans to Claymore Group as interim financing for working capital and for inventory purchases in connection with its business of creating, distributing and supervising unit investment trusts and other investment products.

         Following the execution of the Merger Agreement, a telephonic meeting was held on July 28, 2009, and attended by certain members of the Board, the chief executive officer of Claymore Group and the chief executive officer of Guggenheim. Such executive officers summarized the principal terms of the Merger Agreement, and described the Transaction, the business plans for the Adviser following the consummation of the Transaction and answered such questions as were raised at the meeting. Representatives of the Board requested additional information regarding the Transaction, Guggenheim and the impact of the Transaction on the Shareholders of the Fund.

         During the third quarter of 2009, the Committee received reports on the progress of the Transaction, including the Debt Financing and additional equity financing arranged by Guggenheim. As part of its review process, the Committee was represented by independent legal counsel. The Committee reviewed materials received from the Adviser, Guggenheim and independent legal counsel. The Adviser and Guggenheim provided, among other information, information regarding the terms of the Transaction and potential benefits to the Adviser from the Transaction. The information provided regarding Guggenheim included (i) financial information, (ii) information regarding senior executives of the firm,
(iii) information regarding other Guggenheim affiliated investment managers,
(iv) information regarding litigation and regulatory matters and (v) potential conflicts of interest. The Adviser and Guggenheim also provided information regarding Guggenheim's and the Adviser's intentions for the business, operations and personnel of the Adviser following the closing of the Transaction. The Committee met and discussed the Transaction and the Interim Advisory Agreement and the New Advisory Agreement in September 2009. Additional supplemental information regarding the Transaction and Guggenheim was provided by the Adviser and Guggenheim and reviewed by the Committee.

         Subsequent to these meetings, the Board met in person to consider the Interim Advisory Agreement and the New Advisory Agreement at a meeting held on September 28, 2009. At such meeting, representatives from the Adviser and Guggenheim discussed the Transaction with, and answered questions from, the Board. The Committee met in executive session to discuss the Transaction and the information provided at the Board meetings. The Committee concluded that it was in the best interest of the Fund to approve the Interim Advisory Agreement and the New Advisory Agreement and, accordingly, recommended to the Board the approval of the Interim Advisory Agreement and the New Advisory Agreement. The Board subsequently approved the Interim Advisory Agreement and approved the New Advisory Agreement for a one-year term. The Board also determined to consider the continuation of the agreement during the course of the one-year term by conducting a thorough review of the various information that is part of the Board's regular annual consideration of the continuation of the Fund's advisory agreement. In reaching the conclusion to approve the Interim Advisory Agreement and the New Advisory Agreement, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors. Provided below is an overview of the primary factors the Board considered in connection with the review of the Interim Advisory Agreement and the New Advisory Agreement.

         In connection with the Board's consideration of the Interim Advisory Agreement and the New Advisory Agreement, the Trustees considered, among other information, the following factors, in addition to other factors noted in this Proxy Statement:

         o within the last year, the Board had engaged in a thorough review of the various factors, including fees and performance, that are part of the decision whether to continue an advisory agreement;

         o Board approval of the New and Interim Advisory Agreement was a condition to the closing of the Transaction;

         o Claymore's statement to the Board that the manner in which the Fund's assets are managed will not change as a result of the Transaction;

         o the aggregate advisory fee rate payable by the Fund will not change under the Interim Advisory Agreement or the New Advisory Agreement;

         o there are no material differences between the terms of the Interim Advisory Agreement and the New Advisory Agreement and the terms of the Prior Advisory Agreement;

         o the capabilities of the Adviser's personnel who will provide management and administrative services to the Fund are not expected to change, and the key personnel who currently provide management and administrative services to the Fund are expected to continue to do so after the Transaction;

         o the assurance from the Adviser and Guggenheim that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund;

         o        the Adviser's current financial condition;

         o the impact of the Transaction on the Adviser's day-to-day operations;

         o the reputation, capabilities, experience, organizational structure and financial resources of Guggenheim;

         o the long-term business goals of Guggenheim and the Adviser with regard to the business and operations of the Adviser;

         o that Shareholders of the Fund will not bear any costs in connection with the Transaction, inasmuch as the Adviser will bear the costs, fees and expenses incurred by the Fund in connection with this Proxy Statement and any other costs of the Fund associated with the Transaction; and

         o that the Adviser and the Acquisition Subsidiaries have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) on the Fund.

         Nature, Extent and Quality of Services Provided by the Adviser. The Board noted that key management personnel servicing the Fund are expected to remain with the Adviser following the Transaction and that the services provided to the Fund by the Adviser are not expected to change. The Board also considered the Adviser's and Guggenheim's representations to the Board that Guggenheim intends for the Adviser to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Adviser would be neutral or positive. The Board also considered Guggenheim's statement that the Adviser's compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change materially following consummation of the Transaction. Based on this review, the Board concluded that the range and quality of services provided by the Adviser to the Fund were expected to continue under the Interim Advisory Agreement and the New Advisory Agreement at the same or improved levels.

         Advisory Fees. The Board also considered the fact that the advisory fee rates payable to the Adviser would be the same under the Interim Advisory Agreement and the New Advisory Agreement as they are under the Prior Advisory Agreement, which had within the last year been determined to be reasonable. The Board concluded that these factors supported approval of the Interim Advisory Agreement and the New Advisory Agreement.

         Performance. With respect to the performance of the Fund, the Board considered that, subject to Shareholder approval of the New Sub-Advisory Agreement, the Sub-Adviser would continue to manage the portfolios following the closing of the Transaction. The Board concluded that this factor supported approval of the Interim Advisory Agreement and the New Advisory Agreement.

         Profitability. The Board noted that it was too early to predict how the Transaction may affect the Adviser's future profitability from its relationship with the Fund, but concluded that this matter would be given further consideration on an annual basis going forward. The Board also noted that Adviser's fee rates under the Interim Advisory Agreement and the New Advisory Agreement are the same as those assessed under the Prior Advisory Agreement.

         Economies of Scale. The Board considered any potential economies of scale that may result from the Transaction. The Board further noted Guggenheim's statement that such economies of scale could not be predicted in advance of the closing of the Transaction.

         Other Benefits. The Board noted its prior determination that the advisory fees were reasonable, taking into consideration other benefits to the Adviser (including the receipt by Claymore of an administrative fee). The Board also considered other benefits to the Adviser, Guggenheim and their affiliates expected to be derived from their relationships with the Fund as a result of the Transaction and noted that no additional benefits were reported by the Adviser or Guggenheim as a result of the Transaction. Therefore, the Board concluded that the advisory fees continued to be reasonable, taking into consideration other benefits.

ADDITIONAL INFORMATION ABOUT THE ADVISER

         Principal Executive Officer and Board of Directors. The Chairman and Chief Executive Officer of Claymore Group is David C. Hooten. The Board of Directors of Claymore Group consists of David C. Hooten, Michael J. Rigert, Vice Chairman of Claymore Group, Anthony J. DiLeonardi, Vice Chairman of Claymore Group, and Bruce R. Albelda, Chief Financial Officer of Claymore Group and Scott Minerd, Chief Investment Officer of Guggenheim.

         Relationships with the Fund. Nicholas Dalmaso, a former equity owner of Claymore Group, resigned as a Trustee of the Fund following the closing of the Transaction. The Board appointed Kevin M. Robinson, an officer and employee of the Adviser and certain of its affiliates, to fill the vacancy resulting from Mr. Dalmaso's resignation. Mr. Robinson is standing for election as a Trustee at the Meeting.

         No other Trustee of the Fund is an officer, employee, director, general partner or shareholder of the Adviser or has any material direct or indirect interest in the Adviser any other person controlling, controlled by or under common control with the Adviser.

         Certain officers of the Fund, as identified herein under "Proposal 3--Election of Trustees--Executive Officers," are employees or officers of the Adviser.

         The Adviser also serves as administrator to the Fund, as described under "Additional Information--Administrator." It is expected that the Adviser will continue to provide administrative services to the Fund following consummation of the Transaction.

SHAREHOLDER APPROVAL

         The New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of the majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy if holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Shareholders will have equal voting rights (i.e. one vote per Share).

         Abstentions and "broker non-votes" (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against Proposal 1.

BOARD RECOMMENDATION

         The Board, including the Independent Trustees, recommends that you vote "FOR" approval of the New Advisory Agreement.

PROPOSAL 2: APPROVAL OF SUB-ADVISORY AGREEMENT

BACKGROUND

         GPAM serves as the investment sub-adviser for the Fund and is responsible for the day-to-day management of the Fund's investment portfolio. Guggenheim is also the parent of GPAM, however, the Transaction did not directly involve GPAM, which has been and continues to be a subsidiary of Guggenheim. The Transaction will not result in any change of the management or control of GPAM or any change in the personnel of GPAM responsible for providing portfolio management services to the Fund. GPAM is located at 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401.

PRIOR SUB-ADVISORY AGREEMENT

         The Sub-Adviser served as the investment sub-adviser for the Fund pursuant to the Prior Sub-Advisory Agreement. The Prior Sub-Advisory Agreement was dated July 26, 2007, and was approved by the sole Shareholder of the Fund on July 9, 2007. The continuation of the Prior Advisory Agreement was last approved by the Board on May 4, 2009.

         Pursuant to the Prior Sub-Advisory Agreement, the Adviser paid to the Sub-Adviser as full compensation for all services rendered by the Sub-Adviser as such, a monthly fee in arrears at an annual rate equal to 0.50% of the Fund's average daily Managed Assets. As used in each of the Prior Sub-Advisory Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, "Managed Assets" of the Fund is defined as the total assets of the Fund (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). Managed Assets shall include assets attributable to financial leverage of any kind, including, without limitation, borrowing (including through a credit facility, the issuance of debt securities or the purchase of residual interest bonds), the issuance of preferred securities, the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or any other means. The Adviser paid sub-advisory fees equal to $845,296 to the Sub-Adviser during the Fund's fiscal year ended May 31, 2009.

         The consummation of the Transaction and the automatic termination of the Prior Advisory Agreement resulted in the termination of the Prior Sub-Advisory Agreement pursuant to its terms.

INTERIM SUB-ADVISORY AGREEMENT

         Rule 15a-4 under the 1940 Act permits the Board (including a majority of the Independent Trustees) to approve and enter into an Interim Sub-Advisory Agreement pursuant to which the Sub-Adviser may serve as investment sub-adviser to the Fund for up to 150 days following the Closing Date, pending receipt of Shareholder approval of the New Sub-Advisory Agreement.

         Based upon the considerations described below under "--Board Considerations," the Board, including the Independent Trustees, approved the Interim Sub-Advisory Agreement on September 28, 2009. In approving the Interim Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided to the Fund under the Interim Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Prior Sub-Advisory Agreement. The compensation to be received by the Sub-Adviser under the Interim Sub-Advisory Agreement is not greater than the compensation the Sub-Adviser would have received under the Prior Sub-Advisory Agreement.

         The Interim Sub-Advisory Agreement became effective upon the Closing Date. There are no material differences between the terms of the Interim Sub-Advisory Agreement and the terms of the Prior Sub-Advisory Agreement or the New Sub-Advisory Agreement, except for those provisions in the Interim Sub-Advisory Agreement which are necessary to comply with the requirements of Rule 15a-4 under the 1940 Act. The provisions of the Interim Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act include:

         (i) the Interim Sub-Advisory Agreement terminates upon the earlier of the 150th day following the Closing Date or the effectiveness of the New Sub-Advisory Agreement;

         (ii) the Board or a majority of the Fund's outstanding voting securities may terminate the Interim Sub-Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the Sub-Adviser;

         (iii) the compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian or a bank;

         (iv) if a majority of the Fund's outstanding voting securities approve the Fund's New Sub-Advisory Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the Sub-Adviser; and

         (v) if a majority of the Fund's outstanding voting securities do not approve the Fund's New Sub-Advisory Agreement, the Sub-Adviser will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

NEW SUB-ADVISORY AGREEMENT

         It is proposed that the Adviser, the Sub-Adviser and the Fund enter into the New Sub-Advisory Agreement, to become effective upon the date of Shareholder approval. Under Section 15(a) of the 1940 Act, the New Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Independent Trustees, and (ii) the Shareholders of the Fund. In the event that the Shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Sub-Adviser may continue to act as the investment sub-adviser pursuant to the Interim Sub-Advisory Agreement for a period of up to 150 days following the Closing Date. In such event, the Board will determine a course of action believed by the Board to be in the best interests of the Fund and its Shareholders.

         Based upon the considerations described below under "--Board Considerations," the Board, including the Independent Trustees, approved the New Sub-Advisory Agreement on September 28, 2009.

         There are no material differences between the terms of the New Sub-Advisory Agreement and the terms of the Prior Sub-Advisory Agreement. A form of the New Sub-Advisory Agreement is attached as Appendix B hereto and the description of the New Sub-Advisory Agreement is qualified in its entirety by reference to Appendix B hereto.

         Duties and Obligations. Under the New Sub-Advisory Agreement, the Sub-Adviser is retained to provide investment sub-advisory services with respect to the Fund's investment portfolio. The services to be provided by the Sub-Adviser include certain of the day-to-day operations of the Fund subject to the oversight and supervision of the Adviser and the direction and control of the Board. Such services may include (i) managing the investment and reinvestment of the Fund's assets in accordance with the Fund's investment objective and policies, (ii) arranging for the purchase and sale of securities and other assets, (iii) providing investment research and credit analysis concerning the Fund's assets, (iv) maintaining books and records required to support the Fund's investment operations, (v) monitoring on a daily basis the investment activities and portfolio holdings of the Fund and (vi) voting proxies relating to the Fund's portfolio securities in accordance with the Sub-Adviser's proxy voting policies and procedures. The services provided by the Sub-Adviser pursuant to the New Sub-Advisory Agreement are identical to the services provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement.

         Compensation. The New Sub-Advisory Agreement does not result in any change in the sub-advisory fee rate paid to the Sub-Adviser. Pursuant to the New Sub-Advisory Agreement, the Adviser pays to the Sub-Adviser as full compensation for all services rendered by the Sub-Adviser as such, a monthly fee in arrears at an annual rate equal to 0.50% of the Fund's average daily Managed Assets. The Sub-Adviser bears all costs and expenses of its employees and any overhead incurred in connection with its duties under the New Sub-Advisory Agreement and bears the costs of any salaries or trustees fees of any officers or trustees of the Fund who are affiliated persons (as defined in the 1940 Act) of the Sub-Adviser. These provisions of the New Sub-Advisory Agreement, including the advisory fee rates, are identical to provisions of the Prior Sub-Advisory Agreement.

         Term and Termination. Assuming approval by Shareholders, the New Sub-Advisory Agreement shall continue for an initial term of one year, provided, however, that the Board intends to consider the continuation of the New Sub-Advisory Agreement during such one year term. Thereafter, the New Sub-Advisory Agreement shall continue in effect from year to year after the initial term if approved annually
(i) by the Fund's Board or the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Trustees who are not "interested persons" of any party to the New Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement may be terminated (i) by the Fund at any time, without the payment of any penalty, upon giving the Sub-Adviser 60 days' written notice, or (ii) by the Sub-Adviser on 60 days' written notice. Each New Sub-Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act. The New Sub-Advisory Agreement also terminates upon the termination of the Fund's Advisory Agreement. The length of the initial term of the Prior Sub-Advisory Agreement was two years. Except with respect to the length of the initial term, these provisions of each New Sub-Advisory Agreement are identical to provisions of the corresponding Prior Sub-Advisory Agreement.

         Limitation of Liability. The New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or by the Fund in connection with the performance of the New Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by the Sub-Adviser of its duties under the New Sub-Advisory Agreement. These provisions of the New Sub-Advisory Agreement are identical to provisions of the Prior Sub-Advisory Agreement.

         Use of the Sub-Adviser's Name. The New Sub-Advisory Agreement provides that the Sub-Adviser has consented to the use by the Fund of the name of the Sub-Adviser or other identifying words subject to certain conditions and that the Sub-Adviser may require the Fund to cease using such name or words if the Fund ceases to employ, for any reason, the Sub-Adviser. These provisions of the New Sub-Advisory Agreement are identical to provisions of the Prior Sub-Advisory Agreement.

BOARD CONSIDERATIONS

         Prior Sub-Advisory Agreement. On May 4, 2009, the Board, including Independent Trustees, met to consider the renewal of the Prior Sub-Advisory Agreement. As part of its review process, a Committee of the Board, consisting solely of the Independent Trustees (sometimes referred to in this Section as the "Committee"), was represented by independent legal counsel. The Board reviewed materials regarding the Sub-Adviser. With respect to the approval of the continuance of the Sub-Advisory Agreement, the Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

         In preparation for its review of the Prior Sub-Advisory Agreement, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information. The Sub-Adviser provided extensive information in response to the request. Among other information, the Committee received general information to assist the Committee in assessing the nature and quality of services provided by the Sub-Adviser and information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Prior Sub-Advisory Agreement to the Sub-Adviser and the compliance program of the Sub-Adviser.

         Based upon its review of the Prior Sub-Advisory Agreement, the Committee and the Board concluded that it was in the best interest of the Fund to renew the Prior Sub-Advisory Agreement. In reaching this conclusion, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors, including the nature, extent and quality of services provided by the Sub-Adviser, advisory fees, performance, profitability, economies of scale and other benefits to the Sub-Adviser. The specific factors considered by the Board will be described in further detail in the Fund's semi-annual report to Shareholders for the period ending November 30, 2009. The Fund will furnish, without charge, a copy of such semi-annual report to Shareholders, when available, to any Shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, (800) ___-____.

         New Sub-Advisory Agreement and Interim Sub-Advisory Agreement. In conjunction with the consideration of the Transaction and the approval of the New Advisory Agreement and the Interim Advisory Agreement, the Board, including the Independent Trustees, also considered the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. The Board noted that while the closing of the Transaction would result in the termination of the Prior

Sub-Advisory Agreement pursuant to its terms, the Sub-Adviser was not directly involved in the Transaction and the operations of the Sub-Adviser and the services to be provided by the Sub-Adviser would be unaffected by the Transaction. The Board considered the information about Guggenheim provided in connection with the review of the Transaction. The Board determined that there were no material differences between the terms of the Interim Sub-Advisory Agreement and the Prior Sub-Advisory Agreement, except with respect to those provisions required to comply with Rule 15a-4 under the 1940 Act, and that there were no material differences between the terms of the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement. The Board noted that the compensation to be received by the Sub-Adviser under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement is not greater than to the compensation the Sub-Adviser would have received under the Prior Sub-Advisory Agreement. The Board noted that the scope and quality of services to be provided to the Fund under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Prior Sub-Advisory Agreement. The Board noted that, within the last year, it had engaged in a thorough review of the various factors, including fees and performance, that are part of the evaluation of the renewal of a sub-advisory agreement. The Board noted that the factors previously considered with respect to approval of the Prior Sub-Advisory Agreement continued to support the approval of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. The Board also determined to consider such factors again within one year of the execution of the New Sub-Advisory Agreement. Based upon its review, the Board concluded that it was in the best interest of the Fund to approve the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

ADDITIONAL INFORMATION ABOUT THE SUB-ADVISER

         Principal Executive Officer and Board of Directors. The Chief Executive Officer of GPAM is Scott Minerd, 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401. The Board of Directors of GPAM consists of Scott Minerd, Brian Sir, 227 W. Monroe St., 48th Floor, Chicago, Illinois 60606, Roy Corr, 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401, and Anne Walsh, 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401.

         Other Funds Advised by GPAM. GPAM does not act as investment adviser with respect to any other registered investment companies having similar investment objectives as GOF.

         Relationships with the Fund. Nicholas Dalmaso, a former equity owner of Claymore Group, resigned as a Trustee of the Fund following the closing of the Transaction. The Board appointed Kevin M. Robinson, an officer and employee of the Adviser and certain of its affiliates, which are indirect subsidiaries of Guggenheim, the parent of GPAM, to fill the vacancy resulting from Mr. Dalmaso's resignation. Mr. Robinson is standing for election as a Trustee at the Meeting.

          No other Trustee of the Fund is an officer, employee, director, general partner or shareholder of GPAM or has any material direct or indirect interest in GPAM or any other person controlling, controlled by or under common control with GPAM.

         Certain officers of the Fund, as identified herein under "Proposal 3--Election of Trustees--Executive Officers," are employees or officers of GPAM.

SHAREHOLDER APPROVAL

         The New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of the majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy if holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Shareholders will have equal voting rights (i.e. one vote per Share).

         Abstentions and "broker non-votes" (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against Proposal 2.

BOARD RECOMMENDATION

         The Board, including the Independent Trustees, recommends that you vote "FOR" approval of the New Sub-Advisory Agreement.

PROPOSAL 3: ELECTION OF TRUSTEES

         The Fund's Common Shares are listed on the NYSE, which requires the Fund to hold an annual meeting of Shareholders to elect Trustees each fiscal year. Shareholders of the Fund are being asked to elect two Trustees as Class I Trustees (Mr. Randall C. Barnes and Mr. Kevin M. Robinson are the nominees) to serve until the Fund's annual meeting of Shareholders for the fiscal year ending May 31, 2012, or until their respective successors shall have been elected and qualified.

COMPOSITION OF THE BOARD

         The Trustees of the Fund are classified into two classes of Trustees:
Class I Trustees and Class II Trustees. Assuming each of the nominees is elected at the Meeting, the Board of the Fund will be constituted as follows:

         CLASS I TRUSTEES

         --Randall C. Barnes and Kevin M. Robinson will be the Class I Trustees of the Fund. Messrs. Barnes and Robinson are standing for election at the Meeting. It is currently anticipated that the Class I Trustees will next stand for election at the Fund's annual meeting of Shareholders for the Fund's fiscal year ending May 31, 2012.

         CLASS II TRUSTEES

         --Ronald A. Nyberg and Ronald E. Toupin, Jr. are the Class II Trustees of the Fund. It is currently anticipated that the Class II Trustees will next stand for election at the Fund's annual meeting of Shareholders for the Fund's fiscal year ending May 31, 2011.

         Nicholas Dalmaso, who previously served as a Class I Trustee and was an interested person of the Fund because he was a former employee of the Adviser and equity owner of Claymore Group, resigned as a Trustee of the Fund following the closing of the Transaction. In order to fill the vacancy resulting from Mr. Dalmaso's resignation, the Board appointed Kevin M. Robinson, General Counsel of the Adviser and Chief Legal Officer of the Fund, as a Class I Trustee of the Fund to serve the remainder of Mr. Dalmaso's term. Mr. Robinson has been nominated by the Board to stand for election at the Annual Meeting.

         Generally, the Trustees of only one class are elected at each annual meeting of Shareholders, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each two year period. Each trustee nominee elected at the Meeting as a Class I Trustee of the Fund will hold office until the Fund's annual meeting of Shareholders for the Fund's fiscal year ending May 31, 2012 or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the trustee nominees named above. Each trustee nominee nominated by the Board has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

TRUSTEES

         Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the 1940 Act) are indicated below. Independent Trustees, as used in this Section, are those who are not interested persons of the Fund, the Adviser or the Sub-Adviser and comply with the definition of "independent."

         The Fund is part of a fund complex (referred to herein as the "Fund Complex") that consists of U.S. registered investment companies advised or serviced by the Adviser or its affiliates. The Fund Complex is comprised of fourteen closed-end funds, including the Fund, and thirty-four exchange-traded funds. The Fund Complex is overseen by multiple boards of trustees.

                          POSITION                                              NUMBER OF
                            HELD                                                PORTFOLIOS
                       WITH THE FUND,                                            IN FUND
                       TERM OF OFFICE                                            COMPLEX
NAME,                   AND LENGTH OF           PRINCIPAL OCCUPATION             OVERSEEN      OTHER DIRECTORSHIPS
ADDRESS(1) AND AGE     TIME SERVED(2)        DURING THE PAST FIVE YEARS         BY TRUSTEE       HELD BY TRUSTEE

INDEPENDENT TRUSTEES:

Randall C. Barnes      Trustee since     Private Investor (2001-present).           [o]         None.
Year of birth: 1951    2006              Formerly, Senior Vice President,
                                         Treasurer (1993-1997), President,
                                         Pizza Hut International
                                         (1991-1993) and Senior Vice
                                         President, Strategic Planning and
                                         New Business Development
                                         (1987-1990) of PepsiCo, Inc.
                                         (1987-1997).

Ronald A. Nyberg(3)    Trustee since     Partner of Nyberg & Cassioppi,            [o]          None.
Year of birth: 1953    2006              LLC, a law firm specializing in
                                         corporate law, estate planning and
                                         business transactions
                                         (2000-present). Formerly, Executive
                                         Vice President, General
                                         Counsel and Corporate Secretary of
                                         Van Kampen Investments (1982-1999).

Ronald E. Toupin,      Trustee since     Retired. Formerly Vice President,         [o]          None.
Jr.(3)                 2006              Manager and Portfolio Manager of
Year of birth: 1958                      Nuveen Asset Management
                                         (1998-1999), Vice President of Nuveen
                                         Investment Advisory Corporation
                                         (1992-1999), Vice President and Manager
                                         of Nuveen Unit Investment Trusts
                                         (1991-1999), and Assistant Vice
                                         President and Portfolio Manager of
                                         Nuveen Unit Trusts (1988-1999), each of
                                         John Nuveen & Company, Inc. (asset
                                         manager) (1982-1999).

INTERESTED TRUSTEE:

Kevin M.               Trustee since     Senior Managing Director, General         [o]         None.
Robinson(3)(4)+        2009; Chief       Counsel and Corporate Secretary
Year of birth: 1959    Legal Officer     (2007-present) of Claymore
                       since 2008        Advisors, LLC and Claymore
                                         Securities, Inc.; Chief Legal
                                         Officer of certain funds in the
                                         Fund Complex. Formerly, Associate
                                         General Counsel (2000- 2007) of
                                         NYSE Euronext, Inc. (formerly,
                                         Archipelago Holdings, Inc.).

                                       19

                                         Formerly, Senior Managing Director
                                         and Associate General Counsel
                                         (1997-2000) of ABN Amro Inc.
                                         Formerly, Senior Counsel in the
                                         Enforcement Division (1989-1997)
                                         of the U.S. Securities and
                                         Exchange Commission.


+        "Interested person" of the Fund as defined in the 1940 Act. Mr.
         Robinson is an interested person of the Fund as a result of his position as an officer of the Adviser and certain of its affiliates.

(1) The business address of each Trustee of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2) Each Trustee is generally expected to serve a two year term concurrent with the class of Trustees for which he serves.

(3)      Nominee for election as a Trustee at the Meeting.

(4) Mr. Robinson was appointed by the Board as a Trustee to fill the vacancy resulting from the resignation of Nicholas Dalmaso as a Trustee of the Fund.

EXECUTIVE OFFICERS

         The following information relates to the executive officers of the Fund who are not Trustees or Trustee nominees. The officers are appointed by the Trustees and serve until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers or employees of the Investment Adviser, the Sub-Adviser or affiliates of the Investment Adviser or Sub-Adviser and may receive compensation in such capacities.

                                                  TERM OF OFFICE(2)
OFFICERS:                                         AND LENGTH OF TIME               PRINCIPAL OCCUPATION
NAME, ADDRESS(1) AND AGE          POSITION              SERVED                  DURING THE PAST FIVE YEARS
--------------------------- --------------------- -------------------- ----------------------------------------------
J. Thomas Futrell           Chief Executive       Officer since 2008
Year of birth: 1955         Officer                                    Senior Managing Director, Chief Investment
                                                                       Officer (2008-present) of Claymore Advisors,
                                                                       LLC and Claymore Securities, Inc.; Chief
                                                                       Executive Officer of certain funds in the
                                                                       Fund Complex. Formerly, Managing Director in
                                                                       charge of Research (2000-2007) for Nuveen
                                                                       Asset Management.

                                       20

                                                  TERM OF OFFICE(2)
OFFICERS:                                         AND LENGTH OF TIME               PRINCIPAL OCCUPATION
NAME, ADDRESS(1) AND AGE          POSITION              SERVED                  DURING THE PAST FIVE YEARS
--------------------------- --------------------- -------------------- ----------------------------------------------
Steven M. Hill              Chief Financial       Officer since 2006   Senior Managing Director (2005-present) and
Year of birth: 1964         Officer , Chief                            Chief Financial Officer (2005-2006),
                            Accounting Officer                         Managing Director (2003-2005) of Claymore
                            and Treasurer                              Advisors, LLC and Claymore Securities, Inc.;
                                                                       Chief Financial Officer, Chief Accounting
                                                                       Officer and Treasurer of certain funds in
                                                                       the Fund Complex. Formerly, Treasurer of
                                                                       Henderson Global Funds and Operations Manager
                                                                       for Henderson Global Investors (NA) Inc.
                                                                       (2002-2003); Managing Director, FrontPoint
                                                                       Partners LLC (2001-2002); Vice President,
                                                                       Nuveen Investments (1999-2001); Chief
                                                                       Financial Officer, Skyline Asset Management
                                                                       LP, (1999); Vice President, Van Kampen
                                                                       Investments and Assistant Treasurer, Van
                                                                       Kampen mutual funds (1989-1999).

Mark E. Mathiasen           Secretary             Officer since 2008   Vice President, Assistant General Counsel of
Year of birth: 1978                                                    Claymore Group Inc. (2007-present).
                                                                       Secretary of certain funds in the Fund
                                                                       Complex. Previously, Law Clerk, Idaho State
                                                                       Courts (2003-2006).

Bruce Saxon                 Chief Compliance      Officer since 2006   Vice President - Fund Compliance Officer of
Year of birth: 1957         Officer                                    Claymore Securities, Inc. (2006-present).
                                                                       Chief Compliance Officer of certain funds in
                                                                       the Fund Complex. Previously, Chief
                                                                       Compliance Officer/Assistant Secretary of
                                                                       Harris Investment Management, Inc.
                                                                       (2003-2006). Director-Compliance of
                                                                       Harrisdirect LLC (1999-2003).

Roy Corr                    Vice President        Officer since 2008   Senior Managing Director, Chief Operating
Year of Birth: 1964                                                    Officer for Guggenheim Partners Asset
                                                                       Management, Inc. (2002-present)

James Howley                Assistant Treasurer   Officer since 2007   Vice President, Fund Administration
Year of birth: 1972                                                    (2004-present) of Claymore Advisors, LLC and
                                                                       Claymore Securities, Inc.; Assistant
                                                                       Treasurer of certain funds in the Fund
                                                                       Complex. Previously, Manager, Mutual Fund
                                                                       Administration of Van Kampen Investments,
                                                                       Inc. (2000-2004).

Mark J.  Furjanic           Assistant Treasurer   Officer since 2008   Vice President, Fund Administration-Tax
Year of birth: 1959                                                    (2005-present) of Claymore Advisors, LLC and
                                                                       Claymore Securities, Inc.; Assistant
                                                                       Treasurer of certain funds in the Fund
                                                                       Complex. Formerly, Senior Manager
                                                                       (1999-2005) for Ernst & Young LLP.

                                       21

                                                  TERM OF OFFICE(2)
OFFICERS:                                         AND LENGTH OF TIME               PRINCIPAL OCCUPATION
NAME, ADDRESS(1) AND AGE          POSITION              SERVED                  DURING THE PAST FIVE YEARS
--------------------------- --------------------- -------------------- ----------------------------------------------
Donald P. Swade             Assistant Treasurer   Officer since 2008   Vice President, Fund Administration
Year of birth: 1972                                                    (2006-present) of Claymore Advisors, LLC and
                                                                       Claymore Securities, Inc.; Assistant
                                                                       Treasurer of certain funds in the Fund
                                                                       Complex. Formerly, Manager-Mutual Fund
                                                                       Financial Administration (2003-2006) for
                                                                       Morgan Stanley/Van Kampen Investments.

Melissa J. Nguyen           Assistant Secretary   Officer since 2008   Vice President, Assistant General Counsel of
Year of birth: 1978                                                    Claymore Group Inc. (2005-present).
                                                                       Secretary of certain funds in the Fund
                                                                       Complex. Previously, Associate, Vedder
                                                                       Price P.C. (2003-2005).


(1) The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532.

(2) Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal.

BOARD COMMITTEES

         The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating and Governance Committee.

         Audit Committee. The Board has an Audit Committee, which is composed of Randall C. Barnes, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is "independent" as defined by NYSE listing standards.

         The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund's independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by the NYSE.

         The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on December 15, 2006 (the "Audit Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Audit Committee Charter was attached as Appendix A to the Fund's proxy statement dated September 19, 2008.

         The Audit Committee presents the following report on behalf of the
         Fund:

         The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 and has discussed with the Fund's independent registered public accounting firm the independence of the Fund's independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal year.

         Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is "independent" as defined by NYSE listing standards.

         The Nominating and Governance Committee is governed by a written charter, the most recent version of which was approved by the Board on October 22, 2008 (the "Nominating and Governance Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Nominating and Governance Committee Charter is attached as Appendix C hereto.

         The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board,
(ii) reviews policy matters affecting the operation of the Board and committees of the Board, (iii) periodically evaluates the effectiveness of the Board and committees of the Board and (iv) oversees the contract review process, including review of the Fund's advisory agreements and other contracts with affiliated service providers. In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate's ability, judgment and expertise and overall diversity of the Board's composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): the Fund's Trustees, officers, investment advisers and Shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as a Trustee after such person has reached the age of seventy-two (72), unless such person is an "interested person" of the Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

         A Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the 1940 Act; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

         The Nominating and Governance Committee will consider Trustee candidates recommended by the Fund's Shareholders. The Nominating and Governance Committee will consider and evaluate Trustee nominee candidates properly submitted by Shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To have a candidate considered by the Nominating and Governance Committee, a Shareholder must submit the recommendation in writing and must include the information required by the "Procedures for Shareholders to Submit Nominee Candidates" that are set forth as Appendix B to the Nominating and Governance Committee Charter, which is attached as Appendix C hereto. Shareholder recommendations must be sent to the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

         The nominees for election at the Meeting were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee. Randall C. Barnes currently serves as a Trustee and Kevin M. Robinson currently serves as the Fund's Chief Legal Officer.

SHAREHOLDER COMMUNICATIONS

         Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board of Trustees or the Trustee with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.


TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

         As of November 12, 2009, each Trustee and Trustee nominee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

                                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                                                                       SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT
                                        DOLLAR RANGE OF            COMPANIES OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE                  EQUITY SECURITIES IN THE FUND                 FUND COMPLEX
---------------                  -----------------------------                 ------------
INDEPENDENT TRUSTEES:
Randall C. Barnes                     [$50,000-$100,000]                      [Over $100,000]
Ronald A. Nyberg                         [$1-$10,000]                         [Over $100,000]
Ronald E. Toupin, Jr.                       [none]                                [none]

INTERESTED TRUSTEES:
Kevin M. Robinson                           [none]                                [none]

         As of November 12, 2009, each Trustee and Trustee nominee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.

BOARD MEETINGS

         During the Fund's fiscal year ended May 31, 2009, the Board held 5 meetings, the Audit Committee held 2 meetings and the Nominating and Governance Committee held 3 meetings. Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Fund's fiscal year ended May 31, 2009. It is the Fund's policy to encourage Trustees to attend annual Shareholders' meetings.

TRUSTEE COMPENSATION

         The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Investment Adviser, Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board, if any. The following table provides information regarding the compensation of the Fund's Trustees for the Fund's fiscal year ended May 31, 2009. The Fund does not accrue or pay retirement or pension benefits to the Trustees as of the date of this Proxy Statement.

                                ESTIMATED COMPENSATION       ESTIMATED TOTAL COMPENSATION FROM THE
NAME OF TRUSTEE(1)                   FROM THE FUND                        FUND COMPLEX
------------------                   -------------                        ------------
Randall C. Barnes                       $22,375                             $247,791
Ronald A. Nyberg                        $22,375                             $341,176
Ronald E. Toupin, Jr.                   $24,625                             $291,946
----------------------------

(1)      Trustees not eligible for compensation are not included in the table.

SHAREHOLDER APPROVAL

          With respect to Proposal 3, the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Meeting at which a quorum is present is necessary to elect each Trustee nominee. Votes withheld will have the same effect as votes against Proposal 3. "Broker non-votes" (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on Proposal 3. Shareholders will have equal voting rights (i.e. one vote per Share).

BOARD RECOMMENDATION

          The Board, including the Independent Trustees, recommends that you vote "FOR" each of the nominees for the Board of Trustees listed in the Proxy Statement.

ADDITIONAL INFORMATION

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

         Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Meeting. Information regarding how to vote via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with Shareholders' respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

         If you wish to attend the Meeting and vote in person, you will be able to do so. You may contact [o] at (800) ___-____. to obtain directions to the site of the Meeting.

         A majority of the Shares of the Fund entitled to vote on a Proposal must be present in person or by proxy to have a quorum for that Fund to conduct business with respect to such Proposal at the meeting. Abstentions and broker non-votes will be counted as Shares present at the Meeting for quorum purposes.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF NO SPECIFICATION IS MADE ON A PROPERLY EXECUTED PROXY CARD, IT WILL BE VOTED FOR THE PROPOSALS.

         Broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposals. Under current interpretations of the New York Stock Exchange (the "NYSE"), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer's Shares on Proposal 1 and Proposal 2. A signed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner's Shares are to be voted on a Proposal will be deemed to be an instruction to vote such Shares in favor of such Proposal. If any other business is brought before the Meeting, your Shares will be voted at your proxy holder's discretion.

         Therefore, if you beneficially own Shares that are held in "street name" through a broker-dealer or that are held of record by a service organization, and if you have not given or do not give voting instructions for your Shares, your Shares may not be voted at all or may be voted in a manner that you may not intend. You are strongly encouraged to be sure your broker-dealer or service organization has instructions as to how your Shares are to be voted.

         Shareholders who execute proxies or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the appropriate Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

         If you hold Shares in more than one account, you will receive a proxy card for each account. To ensure that all of your Shares are voted, please sign, date and return the proxy card for each account. To ensure Shareholders have the Fund's latest proxy information and material to vote, the Board may conduct additional mailings prior to the date of the Meeting, each of which will include a proxy card regardless of whether you have previously voted. Only your latest dated proxy card will be counted.

         The Board has fixed the close of business on November 12, 2009, as the Record Date for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Meeting. Shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by the Fund for each Share of the Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting rights.

ADVISER AND SUB-ADVISER

         Adviser. Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group and indirect subsidiary of Guggenheim, acts as the Fund's investment adviser. As of September 30, 2009, Claymore entities have provided supervision, management and/or servicing on approximately $13.3 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. The Adviser and Claymore Group are located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim is located at 227 West Monroe Street, Chicago, Illinois 60606.

         Sub-Adviser. Guggenheim Partners Asset Management, Inc., an indirect wholly-owned subsidiary of Guggenheim, serves as the Fund's investment sub-adviser. Guggenheim is a diversified financial services firm whose primary business lines include asset management, investment advisory, fixed income brokerage, institutional finance, and merchant banking. Through its affiliates, including GPAM, Guggenheim has more than $[o] billion of assets under supervision, as of [o], 2009. GPAM is located at 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401 and Guggenheim is located at 227 West Monroe Street, Chicago, Illinois 60606.

ADMINISTRATOR

          Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, serves as the Fund's administrator. During the fiscal year ended May 31, 2009, the Fund paid to Claymore Advisors, LLC administration fees equal to approximately $ 45,980. It is expected that Claymore Advisors, LLC will continue to provide administrative services to the Fund following consummation of the Transaction.

AFFILIATED BROKERS

          During the fiscal year ended May 31, 2009, the Fund paid no commissions to affiliated brokers.

OUTSTANDING SHARES

         At the close of business on the Record Date, the Fund had [o] Shares outstanding.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Ernst & Young LLP ("E&Y") has been selected as the independent registered public accounting firm for the Fund by the Audit Committee of the Fund and approved by a majority of the Fund's Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund's current fiscal year. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund.

         Representatives of E&Y will be available to attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

AUDIT FEES

         The aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund's annual financial statements for the Fund's fiscal year ended May 31, 2009 were approximately $55,000 and for the Fund's initial fiscal period ended May 31, 2008 were approximately $53,000.

AUDIT-RELATED FEES

         The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Fund's registration statements, comfort letters and consents) for the Fund's fiscal year ended May 31, 2009 were approximately $0 and for the Fund's initial fiscal period ended May 31, 2008 were approximately $0. E&Y did not perform any other assurance and related services that were required to be approved by the Fund's Audit Committee for such periods.

TAX FEES

         The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund's excise tax calculations and review of the Fund's tax returns) for the Fund's fiscal year ended May 31, 2009 were approximately $6,000 and for the Fund's initial fiscal period ended May 31, 2008 were approximately $6,000. E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund's Audit Committee for such periods.

ALL OTHER FEES

         Other than those services described above, E&Y did not perform any other services on behalf of the Fund for the Fund's fiscal year ended May 31, 2009 and for the Fund's initial fiscal period ended May 31, 2008.

AGGREGATE NON-AUDIT FEES

         The aggregate non-audit fees billed by E&Y for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund for the Fund's fiscal year ended May 31, 2009 were approximately $6,000 and for the Fund's initial fiscal period ended May 31, 2008 were approximately $6,000.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

         As noted above, the Audit Committee is governed by the Audit Committee Charter, which was attached as Appendix A to the Fund's proxy statement dated September 19, 2008, which includes Pre-Approval Policies and Procedures in
Section IV of such Charter. Specifically, sections IV.C.2 and IV.C.3 of the Audit Committee Charter contain the Pre-Approval Policies and Procedures and such sections are included below.

      IV.C.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may
                      grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

      IV.C.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may
                      grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         The Audit Committee has pre-approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations of the Fund.

         None of the services described above for the Fund's fiscal year ended May 31, 2009 and initial fiscal period ended May 31, 2008 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-

01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

PRINCIPAL SHAREHOLDERS

         As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund, except as listed below:

          [Insert if any]

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 30(h) of the 1940 Act require the Fund's officers and Trustees, certain officers of the Fund's investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon the Fund's review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for the Fund's fiscal year ended May 31, 2009, all filings applicable to such persons were completed and filed in a timely manner, except as follows: a Form 4 relating to the acquisition and disposition of seed capital Shares held by Claymore Securities, Inc. was inadvertently filed late.

PRIVACY PRINCIPLES OF THE FUND

         The Fund is committed to maintaining the privacy of Shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its Shareholders, although certain non-public personal information of its Shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its Shareholders or former Shareholders to anyone, except as permitted by law or as is necessary in order to service Shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about its Shareholders to employees of the Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its Shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

         The Fund's Amended and Restated By-Laws (the "By-Laws") require compliance with certain procedures for a Shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a Shareholder who is entitled to do so under the Fund's By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that Shareholder must provide a written notice to the Secretary of the Fund at the Fund's principal executive offices.

         The notice must set forth: (a) as to each person whom the Shareholder proposes to nominate for election as a Trustee (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and (ii) such person's written consent to being named as a nominee and to serving as a Trustee if elected; (b) as to any other business that the Shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such Shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the Shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such Shareholder, as they appear on the Fund's books, and of such beneficial owner, (ii) the class or series and number of Shares which are owned beneficially and of record by such Shareholder and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such Shareholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned Shares) that has been entered into as of the date of the Shareholder's notice by, or on behalf of, such Shareholder and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Shareholder or such beneficial owner, with respect to Shares of the Fund, (v) a representation that the Shareholder is a holder of record of Shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (vi) a representation whether the Shareholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Fund's outstanding Shares required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from Shareholders in support of such proposal or nomination. The Fund may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a Trustee of the Fund.

         To be timely, the notice must be delivered to the Secretary of the Fund at the Fund's principal executive offices not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth
(10th) day following the day on which public announcement of the date of such meeting is first made by the Fund).

         The foregoing description of the procedures for a Shareholder properly to make a nomination for election as a Trustee or to propose other business for the Fund is only a summary and is not complete. A copy of the Fund's By-Laws, which includes the provisions regarding the requirements for Shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532. Any Shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund's By-Laws.

         The Fund's annual meeting of Shareholders for the fiscal year ending May 31, 2011 is currently expected to be held on or about December 1, 2010.

         Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with such annual meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund's principal executive offices by [o], 2010. Proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the notice requirements of the Fund's By-Laws, not earlier than the close of business on August 3, 2010 nor later than the close of business on September 2, 2010 (which is also the date after which Shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act).

EXPENSES OF PROXY SOLICITATION

         The cost of soliciting proxies will be borne by the Fund, except that the costs associated with Proposal 1 and Proposal 2 will be borne by the Adviser. Certain officers of the Fund and certain officers and employees of the Adviser or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses. The Fund has retained The Altman Group, Inc. ("The Altman Group") as proxy solicitor. The Altman Group will receive a project management fee as well as fees charged on a per call basis and certain other expenses. The Adviser estimates that the total fees payable to The Altman Group with respect to solicitation on behalf of the Fund and all other funds in the fund complex, will be approximately $700,000.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON JANUARY 12, 2010

         This Proxy Statement is available on the Internet at [o].

OTHER MATTERS

         The management of the Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

         Failure of a quorum to be present at the Meeting will necessitate adjournment of the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, proxies may vote Shares (including abstentions and broker non-votes) in favor of one or more adjournments of the Meeting with respect to the Proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

         One Proxy Statement may be delivered to two or more Shareholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, Shareholders should contact the Fund at the address or telephone number set forth above.

         WE URGE YOU TO VOTE PROMPTLY BY COMPLETING, SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORDING YOUR VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET SO YOU WILL BE REPRESENTED AT THE MEETING.


                                            Very truly yours,

                                            /s/ J. Thomas Futrell
                                            ----------------------------------
                                            J. Thomas Futrell
                                            Chief Executive Officer
                                            on behalf of the Board of Trustees



November [o], 2009

                                                                      APPENDIX A

                         FORMS OF NEW ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT

         THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement"), dated as of , 2009, between Claymore/Guggenheim Strategic Opportunities Fund, a Delaware statutory trust (the "Trust"), and Claymore Advisors, LLC, a Delaware limited liability company (the "Adviser").

         WHEREAS, the Adviser has agreed to furnish investment advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

         1. IN GENERAL. The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the Trust's assets and to supervise and arrange for the day-to-day operations of the Trust and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

         2. DUTIES AND OBLIGATIONS OF THE ADVISER WITH RESPECT TO INVESTMENT OF ASSETS OF THE TRUST. Subject to the succeeding provisions of this section and subject to the direction and control of the Trust's Board of Trustees, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Trust's assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust; (ii) supervise the investment program of the Trust and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Trust. In performing its duties under this Section 2, the Adviser may delegate some or all of its duties and obligations under this Agreement to one or more sub-investment advisers; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of the Trust's assets pursuant to this Agreement and to applicable law.


         3. DUTIES AND OBLIGATIONS OF ADVISER WITH RESPECT TO THE ADMINISTRATION OF THE TRUST. The Adviser also agrees to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Trust's Custodian, Transfer Agent, Administrator and Dividend Disbursing Agent and other service providers) for the Trust. To the extent requested by the Trust, the Adviser agrees to provide the following administrative services:

         (a) Oversee the determination and publication of the Trust's net asset value in accordance with the Trust's policy as adopted from time to time by the Board of Trustees;

         (b) Oversee the maintenance by the Trust's Custodian and Transfer Agent and Dividend Disbursing Agent of certain books and records of the Trust as required under Rule 31a-1(b)(4) of the 1940 Act and maintain (or oversee maintenance by the Trust's Administrator or such other persons as approved by the Board of Trustees) such other books and records required by law or for the proper operation of the Trust;

         (c) Oversee the preparation and filing of the Trust's federal, state and local income tax returns and any other required tax returns;

         (d) Review the appropriateness of and arrange for payment of the Trust's expenses;

         (e) Prepare (or oversee the preparation) for review and approval by officers of the Trust financial information for the Trust's semi-annual and annual reports, proxy statements and other communications with shareholders required or otherwise to be sent to Trust shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders;

         (f) Prepare (or oversee the preparation) for review by an officer of the Trust the Trust's periodic financial reports required to be filed with the Securities and Exchange Commission ("SEC") on Form N-SAR, N-CSR and such other reports, forms and filings, as may be mutually agreed upon;

         (g) Prepare reports relating to the business and affairs of the Trust as may be mutually agreed upon and not otherwise appropriately prepared by the Trust's Custodian, counsel or auditors;

         (h) Prepare (or oversee the preparation of) such information and reports as may be required by any stock exchange or exchanges on which the Trust's shares are listed;

         (i) Make such reports and recommendations to the Board of Trustees concerning the performance of the independent accountants as the Board of Trustees may reasonably request or deems appropriate;

         (j) Make such reports and recommendations to the Board of Trustees concerning the performance and fees of the Trust's Custodian, Transfer Agent, Administrator and Dividend Disbursing Agent as the Board of Trustees may reasonably request or deems appropriate;

         (k) Oversee and review calculations of fees paid to the Trust's service providers;

         (l) Oversee the Trust's portfolio and perform necessary calculations as required under Section 18 of the 1940 Act;

         (m) Consult with the Trust's officers, independent accountants, legal counsel, Custodian, Administrator or other accounting agent, Transfer Agent and Dividend Disbursing Agent in establishing the accounting policies of the Trust and monitor financial and shareholder accounting services;

         (n) Review implementation of any share purchase programs authorized by the Board of Trustees;

         (o) Determine the amounts available for distribution as dividends and distributions to be paid by the Trust to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Trust's Dividend Disbursing Agent and Custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Trust's dividend reinvestment plan;

         (p) Prepare such information and reports as may be required by any banks from which the Trust borrows funds;

         (q) Provide such assistance to the Custodian and the Trust's counsel and auditors as generally may be required to properly carry on the business and operations of the Trust;

         (r) Assist in the preparation and filing of Forms 3, 4, and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the 1940 Act for the officers and trustees of the Trust, such filings to be based on information provided by those persons;

         (s) Respond to or refer to the Trust's officers or Transfer Agent, shareholder (including any potential shareholder) inquiries relating to the Trust; and

         (t) Supervise any other aspects of the Trust's administration as may be agreed to by the Trust and the Adviser.

All services are to be furnished through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations hereunder. The Trust will reimburse the Adviser or its affiliates for all out-of- pocket expenses incurred by them in connection with the performance of the administrative services described in this paragraph 3.

         4. COVENANTS. In the performance of its duties under this Agreement, the Adviser:

         (a) shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable Rules and Regulations of the SEC; (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objective and policies of the Trust as set forth in its Registration Statement on Form N-2; and (v) any policies and determinations of the Board of Trustees of the Trust;

         (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law; and

         (c) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

         5. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

         6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         7. AGENCY CROSS TRANSACTIONS. From time to time, the Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client's consent. This is because in a situation where the Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Adviser's part regarding the advisory client. The SEC has adopted a rule under the Investment Advisers Act of 1940, as amended, which permits the Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Adviser.

         8. EXPENSES. During the term of this Agreement, the Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Adviser.

         9. COMPENSATION OF THE ADVISER.

         (a) The Trust agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a monthly fee in arrears at an annual rate equal to 1.00% of the Trust's average daily Managed Assets. "Managed Assets" means the total assets of the Trust (other than assets attributable to any investments by the Trust in Affiliated Investment Funds), including the assets attributable to the proceeds from any borrowings or other forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage. "Affiliated Investment Funds" means investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles, advised or managed by Guggenheim Partners Asset Management, Inc., the Trust's investment sub-adviser, or any of its affiliates. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

         (b) For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

         10. LIMITATION ON LIABILITY.

         (a) The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

         (b) The Trust may, but shall not be required to, make advance payments to the Adviser in connection with the expenses of the Adviser in defending any action with respect to which damages or equitable relief might be sought against the Adviser under this Section (which payments shall be reimbursed to the Trust by the Adviser as provided below) if the Trust receives (i) a written affirmation of the Adviser's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon
(1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Adviser shall provide a security for such Adviser undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be found not to be liable under this Section.

         11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of one year. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and
(b) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, upon giving the Adviser 60 days' notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Adviser on 60 days' written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

         12. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

         13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

         14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be per formed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

         15. USE OF THE NAME "CLAYMORE." The Adviser has consented to the use by the Trust of the name or identifying word "Claymore" in the name of the Trust. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Trust. The name or identifying word "Claymore" may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Trust to cease using "Claymore" in the name of the Trust if the Trust ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Trust.

         16. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

         17. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.


                                CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND



                                By:
                                    ----------------------------------------
                                        Name:
                                        Title:



                                CLAYMORE ADVISORS, LLC



                                By:
                                    ----------------------------------------
                                         Name:
                                         Title:

                                                                      APPENDIX B
                       FORMS OF NEW SUB-ADVISORY AGREEMENT


                        INVESTMENT SUB-ADVISORY AGREEMENT

         THIS INVESTMENT SUB-ADVISORY AGREEMENT (the "Agreement"), dated as of , 2009, among Claymore/Guggenheim Strategic Opportunities Fund, a Delaware statutory trust (the "Trust"), Claymore Advisors, LLC, a Delaware limited liability company (the "Investment Adviser"), and Guggenheim Partners Asset Management, Inc., a Delaware corporation (the "Investment Sub-Adviser").

         WHEREAS, the Investment Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the Trust Assets (defined below);

         WHEREAS, the investment advisory agreement between the Investment Adviser and the Trust (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the "Investment Advisory Agreement") contemplates that the Investment Adviser may sub-contract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;

         WHEREAS, the Investment Adviser wishes to retain the Investment Sub-Adviser to provide certain sub-advisory services;

         WHEREAS, the Investment Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

         WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Investment Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

         1. APPOINTMENT. The Investment Adviser hereby appoints the Investment Sub-Adviser to act as a sub-adviser with respect to the Trust as set forth in this Agreement and the Investment Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

         2. SERVICES OF THE INVESTMENT SUB-ADVISER. Subject to the succeeding provisions of this section, the oversight and supervision of the Investment Adviser and the direction and control of the Trust's Board of Trustees, the Investment Sub-Adviser will perform certain of the day-to-day operations of the Trust which may include one or more of the following services at the request of the Investment Adviser: (i) managing the investment and reinvestment of the Trust Assets in accordance with the investment policies of the Trust; (ii) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets for the Trust; (iii) providing investment research and credit analysis concerning the Trust Assets; (iv) placing orders for purchases and sales of Trust Assets; (v) maintaining the books and records as are required to support Trust investment operations; (vi) monitoring on a daily basis the investment activities and portfolio holdings relating to the Trust; and (vii) voting proxies relating to the Trust's portfolio securities in accordance with the proxy voting policies and procedures of the Investment Sub-Adviser. At the request of the Investment Adviser, the Investment Sub-Adviser will also, subject to the oversight and supervision of the Investment Adviser and the direction and control of the Trust's Board of Trustees, consult with the Investment Adviser as to the overall management of the Trust Assets and the investment policies and practices of the Trust, including (but not limited to) the use by the Trust of financial leverage and elements (e.g., form, amount and costs) relating to such financial leverage and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith, and will perform any of the services described in the Investment Advisory Agreement. In addition, the Investment Sub-Adviser will keep the

Trust and the Investment Adviser informed of developments materially affecting the Trust and shall, upon request, furnish to the Trust all information relevant to such developments. The Investment Sub-Adviser will periodically communicate to the Investment Adviser, at such times as the Investment Adviser may direct, information concerning the purchase and sale of securities for the Trust, including: (i) the name of the issuer, (ii) the amount of the purchase or sale,
(iii) the name of the broker or dealer, if any, through which the purchase or sale is effected, (iv) the CUSIP number of the instrument, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement. The Investment Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Trust's investment objective, policies and restrictions (as currently in effect and as they may be amended or supplemented from time to time) as stated in the Trust's Prospectus filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement on Form N-2 and the resolutions of the Trust's Board of Trustees. The Trust shall maintain its books and records, and the Investment Sub-Adviser shall have no responsibility with respect thereto, other than its obligations under the 1940 Act, the Advisers Act or other applicable law. In addition, the Investment Sub-Adviser may, to the extent permitted by the 1940 Act, the Advisers Act and other applicable law, aggregate purchase and sale orders being made simultaneously for other accounts managed by the Investment Sub-Adviser or its affiliates and allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Trust and other accounts in an equitable manner.

         3. COVENANTS. In the performance of its duties under this Agreement, the Investment Sub-Adviser:

         (a) shall at all times comply and act in accordance with: (i) the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the SEC thereunder; (ii) any other applicable provision of law;
(iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions of the Trust as set forth in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2; and (v) any policies, determinations and/or resolutions of the Board of Trustees of the Trust or the Investment Adviser;

         (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Investment Sub-Adviser will obtain the best price and the most favorable execution of its orders. In placing orders, the Investment Sub-Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Investment Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Investment Adviser or the Investment Sub-Adviser, as the case may be. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Investment Adviser and the Investment Sub-Adviser to the Trust and their other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Investment Adviser, the Investment Sub-Adviser or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

         (c) maintain books and records with respect to the Trust's securities transactions and render to the Investment Adviser and the Trust's Board of Trustees such periodic and special reports as they may reasonably request; and

         (d) treat confidentially and as proprietary information of the Trust all non-public records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder.

         4. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Investment Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the

Investment Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that any of the foregoing activities are consistent with applicable law and the Investment Sub-Adviser's fiduciary obligations to the Trust.

         5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Investment Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         6. AGENCY CROSS TRANSACTIONS. From time to time, the Investment Sub-Adviser or brokers or dealers affiliated with the Investment Sub-Adviser may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Investment Sub-Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Investment Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from both parties to the transaction without the advisory client's consent. This is because in a situation where a Investment Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Investment Sub-Adviser or an affiliate is receiving commissions from one or both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Investment Sub-Adviser's part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits an Investment Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Investment Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account, consistent with any policies and procedures that may be adopted by the Board of Trustees of the Trust, and this Agreement shall constitute executed, written consent of the Trust for the Investment Sub-Adviser engaging in agency cross transactions. The Trust may revoke its consent at any time by written notice to the Investment Sub-Adviser.

         7. EXPENSES. During the term of this Agreement, the Investment Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred by the Investment Sub-Adviser in connection with their duties hereunder and shall bear the costs of any salaries or trustees, fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Investment Sub-Adviser. The Investment Sub-Adviser shall not be responsible for any expenses of the Investment Adviser or the Trust not specifically set forth in this Section 8 or otherwise in any written agreement between the Investment Sub-Adviser and the Trust or the Investment Adviser, as the case may be.

         8. COMPENSATION.

         (a) The Investment Adviser agrees to pay to the Investment Sub-Adviser and the Investment Sub-Adviser agrees to accept as full compensation for all services rendered by the Investment Sub-Adviser as such, a monthly fee payable in arrears at an annual rate equal to 0.50% of the Trust's average daily Managed Assets, less 0.50% of the Trust's average daily assets attributable to any investments by the Trust in Affiliated Investment Funds. "Managed Assets" means the total assets of the Trust (other than assets attributable to any investments by the Trust in Affiliated Investment Funds), including the assets attributable to the proceeds from any borrowings or other forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage. "Affiliated Investment Funds" means investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles, advised or managed by the Investment Sub-Adviser or any of its affiliates. The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

         (b) For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

         9. CERTAIN INFORMATION. The Investment Sub-Adviser shall promptly notify the Investment Adviser in writing of the occurrence of any of the following events: (a) the Investment Sub-Adviser failing to be registered as an investment adviser under the Advisers Act, (b) the Investment Sub-Adviser having been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) the occurrence of any change in control of the Investment Sub-Adviser or any parent of the Investment Sub-Adviser within the meaning of the 1940 Act, or (d) the occurrence of any material adverse change in the business or financial position of the Investment Sub-Adviser.

         10. LIMITATION ON LIABILITY.

         (a) The Investment Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or by the Trust (or their respective agents) in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

         (b) The Trust may, but shall not be required to, make advance payments to the Investment Sub-Adviser in connection with the expenses of the Investment Sub-Adviser in defending any action with respect to which damages or equitable relief might be sought against the Investment Sub-Adviser under this Section (which payments shall be reimbursed to the Trust by the Investment Sub-Adviser as provided below) if the Trust receives (i) a written affirmation of the Investment Sub-Adviser's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Investment Sub-Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Investment Sub-Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Investment Sub-Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Investment Sub-Adviser shall provide a security for such Investment Sub-Adviser undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is a reasonable belief that the Investment Sub-Adviser ultimately will be found not to be liable under this Section.

         11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and shall continue (unless terminated automatically as set forth below) in effect for a period of one year. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or a vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust, without the payment of any penalty, upon giving the Investment Sub-Adviser 60 days' notice (which notice may be waived by the Investment Sub-Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Investment Sub-Adviser on 60 days' written notice (which notice may be waived by the Trust), and will terminate automatically upon any termination of the Investment Advisory Agreement between the Trust and the Investment Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

         12. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

         13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

         14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

         15. USE OF THE NAME "GUGGENHEIM." Pursuant to a Trademark Sublicense Agreement dated July 26, 2007 between the Investment Adviser and the Investment Sub-Adviser, the Investment Sub-Adviser has consented to the use by the Trust of the name or identifying word "Guggenheim" in the name of the Trust.

         16. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or other wise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

         17. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

                                CLAYMORE ADVISORS, LLC


                                      By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                GUGGENHEIM PARTNERS ASSET
                                MANAGEMENT, INC.


                                      By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND


                                      By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                      APPENDIX C

                                 CLAYMORE FUNDS

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER


PURPOSES AND ORGANIZATION

         The purpose of Nominating and Governance Committee (the "Committee") of the Board of Trustees (the "Board") of each of the registered investment companies listed in Appendix A hereto (the "Trust(s)") is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be "interested persons" of the Trust, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").(1) The Committee shall have the following duties and powers:

         (1) To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

         (2) To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

         (3) To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

         (4) To oversee the contract review process, including the review of the Trust's investment advisory agreements and contracts with other affiliated service providers.

         The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants or legal counsel as the Committee deems appropriate.

         The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.



QUALIFICATIONS FOR TRUSTEE NOMINEES

         The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

         Following an initial evaluation by the Committee, a nominee must: (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Fund; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more

----------------------

(1) As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

members of the Committee at a time and location convenient to those Committee members in order to discuss the nominee's qualifications.

IDENTIFICATION OF NOMINEES

         In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust's current Trustees, (ii) the Trust's officers, (iii) the Trust's investment adviser(s), (iv) the Trust's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates. The Committee will not nominate a person for election to the Board as a Trustee (unless such person is an "interested person," as defined by the Investment Company Act of 1940) after such person has reached the age of seventy-two (72).


CONSIDERATION OF CANDIDATES RECOMMENDED BY SHAREHOLDERS

         The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

                                   APPENDIX A


Claymore Dividend & Income Fund
Fiduciary/Claymore MLP Opportunity Fund
Old Mutual/Claymore Long-Short Fund
TS&W/Claymore Tax-Advantaged Balanced Fund
Claymore/Guggenheim Strategic Opportunities Fund
Claymore Exchange-Traded Fund
Trust Claymore Exchange-Traded Fund Trust 2
Claymore Exchange-Traded Fund Trust 3

                                   APPENDIX B

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
            --------------------------------------------------------


A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust.

2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
         14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books;
         (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

CLAYMORE(R) LOGO     PROXY CARD FOR

                     CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
                     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - JANUARY 12, 2010 SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The annual meeting of shareholders of Claymore/Guggenheim Strategic Opportunities Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Tuesday, January 12, 2010 at [ ], Central Time (the "Annual Meeting"). The undersigned hereby appoints each of Mark E. Mathiasen and Kevin M. Robinson, or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

----------------    QUESTIONS ABOUT THIS PROXY? Should you have any questions
|              |    about the proxy materials or regarding how to vote your
|              |    shares, please contact our proxy information line TOLL-FREE
|              |    AT 1-866-796-1290. Representatives are available Monday
|              |    through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
----------------


IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND TO BE HELD ON JANUARY 12, 2010

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS____.PDF

--------------------------------------------------------------------------------
         PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

                CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
          Proxy for Annual Meeting of Shareholders -- January 12, 2010


PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE, MAIL OR VIA THE INTERNET.

CALL: To vote your proxy by phone, call toll-free 1-866-796-1290 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

LOG-ON: To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope. IF CONVENIENT, PLEASE UTILIZE ONE OF THE TWO VOTING OPTIONS ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE JANUARY 12TH.

NOTE: Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).




--------------------------------------------------------
Shareholder sign here               Date



--------------------------------------------------------
Joint owner sign here               Date


              IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY
                        SHAREHOLDER'S VOTE IS IMPORTANT.

CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

                                                                  CONTROL NUMBER



     WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION WILL
               HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.


Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

--------------------------------------------------------------------------------
          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: |X|

                                                                                       FOR         AGAINST        ABSTAIN
1. To approve a new investment advisory agreement between the Fund and                 | |           | |            | |
Claymore Advisors, LLC.

2. To approve an investment sub-advisory agreement among the Fund, Claymore            | |           | |            | |
Advisors, LLC and Guggenheim Partners Asset Management, Inc.

3. To elect two Trustees as Class II Trustees to serve until the Fund's annual meeting of Shareholders for the Fund's fiscal year ending May 31, 2012,
or until their respective successors shall have been elected and qualified.            FOR                        WITHHOLD

Randall C. Barnes                                                                      | |                          | |
Kevin M. Robinson                                                                      | |                          | |


                              THANK YOU FOR VOTING